UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

CNL LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Avenue, Orlando, Florida 32801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2015, CNL Lifestyle Properties, Inc. (the “Company”) issued a press release announcing its operating results for the quarter ended March 31, 2015, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 18, 2015, at 2:00 p.m. Eastern Time, the Company will hold a conference call to discuss its results of operations and financial condition for the quarter ended March 31, 2015, which will include a presentation, the text of which is set forth in Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to Item 2.02 and Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 and Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 15, 2015.

99.2	Presentation of first quarter 2015 earnings results, dated May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015		CNL LIFESTYLE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton
Chief Financial Officer and Treasurer